UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-KA

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 30, 2006

THE CHILDREN’S INTERNET, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-29611 (Commission File Number)		20-1290331 (IRS Employer Identification No.)
5000 Hopyard Road, SUITE 320 Pleasanton, CA 94588 (Address of Principal Executive Offices and zip code)

(925)737-0144
(Registrant's telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-KA filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-KA may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of The Children’s Internet, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective October 26, 2006 the Company retained the PCAOB firm of De Joya Griffith & Company, LLC (the “Firm”) of Henderson, Nevada to act as the Company's independent certified public accountants to replace the firm of Marc Lumer & Company who notified the Company of their resignation on October 3, 2006. The Firm’s initial responsibility will be to review the Registrant's unaudited financial statements for the quarter ended September 30, 2006.

During the two most recent fiscal years preceding the engagement of De Joya Griffith & Company, LLC, the Company has not consulted with De Joya Griffith & Company, LLC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qorus Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Children’s Internet, Inc.

Date: October 30, 2006	/s/ Sholeh Hamedani
By: Sholeh Hamedani, Its: Chief Executive Officer & Chief Financial Officer

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